Forward Looking Statements

Certain of the statements included in the following presentation(s) constitute forward-looking statements within the meaning of the U. S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "anticipates," "intends," "plans," "assumes," "estimates," "projects," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the continuing impact of the events of September 11, 2001; volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations; the impact of changing regulation or adverse litigation results; and changes in tax law. Prudential Financial, Inc. does not intend, and is under no obligation to, update any particular forward-looking statement included in this presentation(s). The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2001, should be considered by readers when reviewing forward-looking statements contained in this presentation(s).

Investor Day

December 4, 2002

Prudential Financial

Welcome

Art Ryan

Chairman and CEO

Prudential Financial

12% ROE Goal

- Appropriate and achievable
- 2005 timeframe
- Share repurchases to continue
- But must improve profitability of businesses
  - Expense saves
  - Resolve P&C, PSI
  - "Bolt on" acquisitions

Organization Chart

Office of the Chairman

Art Ryan
CEO

Office of the Chairman

Vivian Banta Vice Chairman INSURANCE DIVISION	Rodger Lawson Vice Chairman INT'L INSURANCE & INVESTMENTS DIVISION	John Strangfeld Vice Chairman INVESTMENT DIVISION	Mark Grier Vice Chairman FINANCIAL MANAGEMENT
Individual Life and Annuities	International Insurance	Financial Advisory	Finance
Group Insurance	International Securities and Investments	Investment Management	Portfolio Management
Property & Casualty Insurance		Retirement	Chief Risk Officer
		Other Asset Management	Company Actuary

Investor Day

December 4, 2002

Prudential Financial

Prudential Overview

Mark Grier

Vice Chairman
Financial Management

Prudential Financial

Financial highlights (1)

Adjusted operating income	$1,437 million


Investment
17%
Insurance
31%
International
39%
13%
Corporate & Other

ROE	6.8 %

(1) For the nine months ended September 30, 2002

Total attributed equity of $19 billion

Total attributed equity $19.0 billion
(Nine months ended 9/30/02)


Operating Businesses
$12.3
$6.7
Corp. & Other

Attributed equity of operating businesses

Attributed equity $12.3 billion
(Nine months ended 9/30/02)

Fundamentally Sound

- Individual Life & Annuities
- Group Insurance
- Retirement


$5.8
$2.8
$3.7

Underperforming

- Property & Casualty
- Financial Advisory

Performing Above Hurdle

- International
- Investment Management / Other Asset Management

Performing Above Hurdle

International Insurance model

- Protection life insurance
- Affluent customers
- Highly-trained, professional Life Planners
- Needs based sales approach
- "Missionary zeal"
- Under-served markets
- Disciplined implementation

International Insurance

- 4,400 Life Planners (9/30/02)
- 5,200 Gibraltar Life Advisors (9/30/02)
- 6.3 million policies in force (9/30/02)
- New annualized premiums: $692 million (2001)

International Insurance Growth

CAGR
Nine Months 1998 - Nine Months 2002


Number of Life Planners
+18%
4,353
2,214
Number of Policies in Force (000)
+23%
1,654
730
New Annualized Premiums
+20%(1)
$371 mm
$178 mm
Adjusted Operating Income
+26%(1)
$270 mm
$106 mm

(excludes Gibraltar Life)

(1) GAAP Exchange rate basis – translated based on applicable average exchange rate for period

Investment Management: significant scale and breadth

Total AUM $359 billion
(9/30/02)

AUM by asset type


Fixed Income 58%
Equity 16%
International 12%
Non-proprietary wrap-fee & other 11%
Real Estate 3%

AUM by client type


General account 33%
CB
Institutional customers 22%
Retail customers 22%
International 12%
Non-proprietary wrap-fee & other 11%

Assets under management and administration total $533 billion

Strong market position in each major asset class

Public Markets		Private Markets		
Public Equity	Public Fixed Income	Private Fixed Income	Commercial Mortgages	Real Estate
Top 20	Top 10	No. 1	Top 10	Top 10

Asset gathering: new business model


Prudential manufactured products
Prudential advised
Select third party sub-advisors
Third party manufactured products & platforms
Prudential advised
Other sub-advisors
Third party distribution
Prudential distribution
Third party distribution
Target clients

Fundamentally Sound

Individual Life & Annuities

Individual Life

- Expense cuts
- New products
- Grow third-party
- Stabilize captive distribution

First Year Agent Productivity

(Average weekly productivity)



$ 205
$ 469
2000
2002 (1)

First Year Agent Retention



45%
75%
2000
2002 (1)

(1) For the nine months ended September 30

Individual Life & Annuities

Annuities

- **DAC unlocking**
- **Higher GMDB**
- **Higher sales**
  - Competitive products
  - Broader distribution

Group Insurance

- Re-pricing life
- Persistency still high; benefits ratio of lapsed cases > 100%
- Disability: Emphasis on margin improvement

Retirement

- Leverage fixed income asset management skills
- Substantial balance sheet capacity
- Using funding agreements, FANIPs to grow

Underperforming

Property & Casualty

- Non-core: committed to reducing capital
- National => state strategy
- De-emphasize non-traditional distribution
- De-emphasize homeowners
- Reduce expenses

Financial Advisory

- Transition to new business model
- Reduce Financial Advisor turnover
- Increase recurring revenues as % of total non-interest
- Reduce expenses
- Year end 2003 ROE goal $\geq$ 8-10%

Capital redeployment sources

- Cash on hand
- Unused borrowing capacity
- Ongoing cash flow
- Redundant capital in Prudential Insurance

Capital redeployment opportunities

Acquisitions

Share repurchases

Ratings aspirations

Summary

- Earnings on track
- International Insurance business highly profitable, growing
- Investment Management scale and breadth
- Leverage product and distribution capabilities
- Capital redeployment
- ROE goal: 12% by 2005

Investor Day

December 4, 2002

Prudential Financial

Capital Management

Chuck Chaplin

Treasurer

Parent Company Balance Sheet (FSB only)

At September 30, 2002

Assets:		Liabilities:	
Cash & short-term investments	$ 2.0	Long-term, demutualization related	$1.7
Equity in subsidiaries (excl. FAS 115)	19.0	Debt	- 0 -
		Other liabilities (1)	0.8
Other assets	1.1		2.5
Total assets	$ 22.1	Equity security units	0.7
		Equity (excl. FAS 115)	18.9
		Total liabilities & equity	$ 22.1
		Double leverage	102%

(1) Other liabilities include short term portion of policy credit notes.

Unencumbered cash at parent company provides substantial flexibility

Potential sources of operating cash flow


Prudential Financial
Prudential Holdings LLC
International Insurance
Gibraltar
Prudential Securities Group
PruPac
Asset Mgmt. Holding Co.
Other
Pru Insurance (includes CBB)

- Diverse sources of cash flow to Prudential Financial
- Not all dividends from regulated insurance company
- Businesses' growth is substantially self-funding
- International operations provide non-dividend sources of cash

Parent company 2002 cash flow

($ millions)

Inflows:	Est. 2002
Operating Dividends:	
Prudential Holdings LLC / Prudential Insurance	$ 170
Asset Management Holding Company	120
Other	200
Subtotal Operating Dividends	490
Interest Income	100
Total Normal Inflows	$590
Cash requirements:	
Common and Class B dividends	$245
Equity Security Units and Policy Credit Notes	75
Holding Company Net Expenses and Taxes	65
Total Cash Requirements	$385

Borrowing capacity

	FSB Actual 9/30/02	Target
Corporate debt	$ 1,618	
Corporate debt	1,618	
Equity security units (100%)	690	
Equity (excl. FAS 115)	18,931	
Total Capital	$ 21,239	
Debt-to-capital ratio (1)	8.3%	20%
Additional borrowing capacity	$ 3,115	

1) Debt-to-capital ratio includes 20% of Equity Security Units in the numerator.

Statutory balance sheet trends versus AA peers

	2000	2001
Investment in Affiliates / Capital		
Prudential	51%	31%
Equitable	22%	35%
John Hancock	24%	24%
Metlife	32%	43%
Risk Assets / Capital		
Prudential	163%	187%
Equitable	107%	95%
John Hancock	167%	180%
Metlife	189%	239%
Liquidity Ratio		
Prudential	59%	56%
Equitable	56%	52%
John Hancock	43%	39%
Metlife	55%	56%

Investment in Affiliates / Capital:
Post destacking, consistent with peers

Risk Assets / Capital:
Excluding the Closed Block, ratio would be 146%

Liquidity Ratio:
Compares favorably to AA peers

Prudential vs. AA- peers

($ millions, as of 12/31/01)	Total Assets	Total Adj Capital	Net Income	Return on Assets	Return on Revenue	Expense Ratio[3]
Prudential[1]	*184,194*	*10,026*	*762*	*0.7%*	*5.4%*	*10.2%*
Average AA- Peer[2]	16,695	1,188	36	0.9%	5.0%	15.4%
Median AA- Peer[2]	8,575	918	46	1.0%	5.2%	16.7%
Lincoln National Life Insurance Co	73,936	3,602	68	1.0%	6.7%	12.8%
United of Omaha Life Insurance Co	11,533	970	49	1.2%	6.3%	14.9%
American United Life Insurance Co	9,854	551	(17)	0.1%	0.3%	8.0%
Provident Life & Accident Insurance Co	8,717	1,092	16	1.0%	4.1%	18.6%
UNUM Life Insurance Co of America	8,433	1,298	47	1.1%	2.5%	20.5%
Penn Mutual Life Insurance Co	7,209	866	61	1.5%	10.1%	20.6%
Security Benefit Life Insurance Co	7,174	515	16	0.4%	2.9%	8.3%
Provident Mutual Life Insurance Co	6,704	612	44	0.9%	7.0%	19.8%

(1) Includes only Prudential Insurance Company of America statutory entity. Excludes demutualization and destacking expenses and other non-operating items.
(2) Average, median of top ten AA- rated companies, based on total assets
(3) Expense Ratio is defined as total general insurance expenses over total premiums.

- **Prudential compares favorably to the average AA- peer in profitability and capitalization.**

Capital redeployment strategy

- Deployment of excess capital and borrowing capacity will be made in context of our overall ratings objectives
- Will pursue opportunistic acquisitions that are accretive to ROE target and consistent with our business strategy
- Share repurchases will be included as a means to deploy capital that cannot earn an appropriate return

Prudential's strong capital position

- $2 Billion of cash at parent company "readily available"
- $3 Billion of unused borrowing capacity
- Diversified sources of cash flow to parent
- Insurance company has over $2 Billion in "redundant" capital

Investor Day

December 4, 2002

Prudential Financial

Insurance Division

Vivian Banta

Vice Chairman
Insurance Division

Prudential Financial

Adjusted operating income



AOI for the nine months ended September 30,
400
350
300
250
200
150
100
50
0
-50
-100
($ millions)
$242
$362
$85
($57)
$98
$40
$49
$103
2001
2002
Individual Life
Individual Annuities
Property & Casualty
Group Insurance

Contribution to overall AOI of Financial Services Businesses, 31%.

Individual Life Insurance

- Expense reduction
- Product transformation
  - Repriced Term, introduced Universal Life, maintained Variable Life strengths
- Owned Distribution channel
  - Upgraded quality of agent force
  - Enhanced productivity
  - Retention of sales professionals
- Third Party distribution

Individual Annuities

- Challenges
  - DAC
  - GMDB
- Competitive product lineup
- Marketplace momentum

Group Insurance

- Group Life repricing
- Group Disability claims management
- Controlled growth

Property & Casualty

- **Plan for business, forthcoming**
- **Meanwhile…**
  - **Reducing risk and capital commitment**
  - **Expense reductions**
  - **Pricing actions**

Investor Day

December 4, 2002

Prudential Financial

Individual Life Insurance

Jim Avery

Senior Vice President
Individual Life Insurance

Prudential Financial

Transforming the business: Individual Life Insurance

- Brand
- Market Focus
- Products
- Distribution
- Expenses

Financial performance (1)

($ millions)	Year Ended December 31		Nine Months Ended September 30	
	2000	2001	2001	2002
Revenues	$ 1,828	$ 1,919	$ 1,394	$1,393
Benefits and expenses	1,714	1,646	1,152	1,031
Adjusted operating income	$ 114	$ 273	$ 242	$ 362
Pre-tax operating margin	6.2%	14.2%	17.4%	26.0%
Return on required equity (2)				10.7%
Contribution to overall adjusted operating income of Financial Services Businesses	6.6%	21.3%	21.9%	25.2%

(1) Adjusted operating income basis

(2) After-tax equivalent

2001-2002 expense reductions

Expense reductions, versus Year 2000 expense base

($ millions)	Achieved	Target
Year ended 12/31/01	$ 90	
Nine months ended 9/30/02	43	
	$133	$ 120
MEMO: Pre-tax direct equity adjustment (1)	$46	

(1) For the nine months ended 9/30/02

Individual Life product line up

Pre-Demutualization	Current
• Term	• Term
• Variable Universal Life	• Variable Universal Life
• Traditional Participating Products	• Universal Life
• COLI	• COLI

Individual Life sales

Sales [1] in millions for the nine months ended September 30, 2002


$ 208
Third Party
$ 48
Owned
Distribution
$ 160
Excluding
COLI of
$107M

(1) Statutory first year premiums and deposits

Individual Life sales



Sales (1) in millions, excluding COLI
$250
$200
$150
$100
$50
$0
$ 206
$32
$8
$166
$ 208
$45
$43
$120
Term
Universal
Variable
Nine months ended 9/30/01
Nine months ended 9/30/02

(1) Statutory first year premiums and deposits

While producer counts have decreased productivity has continued to improve


$50,000
$40,000
$30,000
$20,000
$10,000
$0
Annual Productivity
12,000
10,000
8,000
6,000
4,000
2,000
0
Number of Agents
$21,500
$28,000
$31,300
$34,700
$35,000
$40,000
1997
1998
1999
2000
2001
2002
Annual Productivity
Active Agents

- **Base force agent productivity increased 63% from $21,500 in 1997 to $35,000 in 2001, and is on pace to reach $40,000 at year end 2002**

Percentage of agents by productivity band


9%
22%
15%
19%
35%
$57K+
$30-57K
$23.5-30K
$18.5-23.5K
<$18.5K
15%
35%
22%
18%
10%
1998
2001

Our Premier Agents' program® is unique in the industry

- **Bonuses based on gross distribution revenue, new and renewal**
- **A feature that allows agents to earn [and sell] equity in their book of business**
- **Allows agents to hire their own "sub-producers" to help expand their business**

New agent performance continues to improve

Average weekly production

New agents (1)	Nine months ended September 30		
2002	2001	2002	change
1,356	$ 414	$ 547	+32 %

(1) New agents are those hired in the last four years

- New agent productivity in 2002, through September 30, up 32% vs. the year-ago period
- 64% of current year hire agents producing over $400 per week
- Life insurance commissions account for 65% of total current year commissions

Summary

- Realized significant expense reductions
- Designed and implemented competitive new life insurance product portfolio
- Improved field force quality, and productivity of new and veteran agents
- Stabilized our number of agents
- Began transformation of third-party distribution channel
- Achieved significant improvement in financial performance

Investor Day

December 4, 2002

Prudential Financial

Individual Annuities

David Odenath

Senior Vice President
Annuities

Prudential Financial

Recent performance

- Declining earnings driven primarily by lower asset valuations
  - DAC unlockings; higher GMDB
  - Lower fee revenue, partially offset by expense reductions
- But, improving drivers indicate strengthened competitive position

Financial performance (1)

($ millions)	Year Ended December 31 2000	Year Ended December 31 2001	Nine Months Ended September 30 2001	Nine Months Ended September 30 2002
Revenues	$ 913	$ 801	$ 616	$ 559
Benefits and expenses	766	694	531	616
Adjusted operating income	$147	$ 107	$ 85	($57)
Pre-tax operating margin	16.1%	13.4%	13.8%	(10.2%)
Contribution to overall adjusted operating income of Financial Services Businesses	8.5%	8.3%	7.7%	N.M.

(1) Adjusted operating income basis

DAC unlocking

- DAC unlocking charges of $137 million for the nine months ended September 30, 2002
- Ending DAC balance of $485 million at September 30, 2002
  - 2.7% of annuity AUM
  - about 2% of Financial Services Businesses equity

Guaranteed Minimum Death Benefit (GMDB) Guaranteed Minimum Income Benefit (GMIB)

- Of $15.0 billion in variable annuity total account value, $9.4 billion have an enhanced death benefit
- "At risk" amount: $3.7 billion at September 30, 2002
- Expense (payments) in the nine months ended September 30, 2002 was $26 million
- Our exposure to guaranteed minimum income benefits is minimal

Improving drivers

- More competitive products (e.g., features and rates)
  - Introduced five variable annuity products
  - Several product enhancements and upgrades
  - Further product enhancements and market value adjustment product planned for early 2003
- Top quartile service as measured by Dalbar (#9 out of 40 companies as of September, 2002)
- Broader distribution through third party channels
- Increasing sales; lower net redemptions

Product enhancements

- Broader product line (B, C, and L share products)
- Competitive pricing of fixed annuities and fixed rate options of variable annuities
- Competitive dollar cost averaging rates
- Major systems conversion completed: product update efficiency, lower maintenance costs
- Market value adjustment product under development

Gross sales trends - Product



Gross sales ($ millions)
650
600
550
500
450
400
350
300
250
200
150
100
50
0
2001-Q1
2001-Q2
2001-Q3
2001-Q4
2002-Q1
2002-Q2
2002-3Q
Variable – S/A
Variable – G/A
Fixed

Gross sales trends - Distribution channel



Gross sales ($ millions)
650
600
550
500
450
400
350
300
250
200
150
100
50
0
2001-Q1
2001-Q2
2001-Q3
2001-Q4
2002-Q1
2002-Q2
2002-3Q
Prudential Agents
Financial Advisors
Third Party

Summary

- DAC/GMDB are manageable
- Improved product competitiveness
- Improved service
- Increasing sales
- Broadening distribution

Investor Day

December 4, 2002

Prudential Financial

Group Insurance

Edward Baird

**Senior Vice President
Group Insurance**

Prudential Financial

Financial performance (1)

($ millions)	Year Ended December 31 2000	Year Ended December 31 2001	Nine Months Ended September 30 2001	Nine Months Ended September 30 2002
Revenues	$ 2,801	$3,248	$ 2,412	$2,671
Benefits and expenses	2,643	3,178	2,363	2,568
Adjusted operating income	$158	$ 70	$ 49	103
Pre-tax operating margin	5.6%	2.2%	2.0%	3.9%
Return on required equity (b)				11.1%
Contribution to overall adjusted operating income of Financial Services Businesses	9.2%	5.5%	4.4%	7.2%

(1) Adjusted operating income basis

(2) After-tax equivalent

2002 Earned premiums [1]


Life
$2.4 B
80%
20%
Disability
$0.6 B

[1] Annualized based on nine months ended 9/30/02

Market position

	2002	
	Rank	Market Share
Life:		
Sales	2	14.4%
Inforce	2	15.9%
LTD:		
Sales	5	4.7%
Inforce	6	5.6%
STD:		
Sales	4	6.5%
Inforce	4	6.1%

Source: LIMRA for Life and JHA for Disability, 2002 rankings are as of June 30, 2002

Strategy

- Improve the profitability of our inforce business
- Selectively acquire new business and increase penetration of our current inforce business

Group Insurance benefit ratios

	Year ended December 31	Nine months ended September 30	
	2000	2001	2002
Group Life	85.8%	93.9%	92.6%
Group Disability	101.9%	95.3%	88.1%

Profitability | Life

- **Targeting under-performing cases through our rerate initiative or selective lapsing**
  - Half of book reviewed in 2002 with pricing adjustments implemented where appropriate
  - Loss ratio of lapsed cases >100%
- **Retaining profitable business**

Profitability | Disability

- **Underwriting discipline**
  - Focus on industry segmentation
  - Controlled plan designs
  - Improve underwriting margin
- **Claims Management**
  - Clinically centered claim management system that supports an effective workflow process
  - Complex claim unit

Group Insurance persistency levels

- **Client Management**
- **Client Service**

Persistency

	2000	2002[1]
Life	95%	95%
Disability	90%	87%

(1) Full year estimate

Selectively acquiring new business; growth is slowing



Total new annualized premiums
($ in Millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$262
$105
$321
$162
$483
$147
$267
$158
1999
2000
2001(1)
2002(2)
Life Sales
Disability Sales

(1) 2001 includes one large case life sale of approximately $100M
(2) Estimated

Group Insurance summary

- **Strong market presence**
- **Strong client management and service**
- **Focus on improved margin**
  - Appropriate pricing actions
  - Effective disability claims management

Investor Day

December 4, 2002

Prudential Financial

Investment Division

John Strangfeld

Vice Chairman
Investment Division

Prudential Financial

The Investment Division has four segments

- **Financial Advisory**
- **Investment Management**
- **Retirement**
- **Other Asset Management**

Adjusted operating income



AOI for the nine months ended September 30,
2001
2002
($ millions)
300
250
200
150
100
50
0
-50
-100
-150
($105)
($21)
$122
$112
$105
$108
$36
$41
$158
$240
Financial Advisory
Investment Management
Retirement
Other Asset Management
TOTAL DIVISION

Contribution to overall AOI of Financial Services Businesses, 17%.

We participate in the investment business in four ways

Advisor/ Distributor → Platforms → Products → Investment Management

Advisor/ Distributor

Retail

- Financial Advisors
- Third Party Distribution

Platforms

Retail

- Defined Contribution
- Managed Account Wraps

Products

Retail

- Mutual Funds
- Managed Accounts
- Subadvisory

Institutional

- Investment Management
- Guaranteed Products
- Equity Research, Sales & Trading

Investment Management

Equity

- Active (Jennison)
- Quantitative

Fixed Income

- Public
- Private

Real Estate

- Equity
- Mortgages

- We are responsible for over $500 billion of client assets.

Prudential's standing as an asset manager

2001 Top Asset Managers [1]		
Rank	Firm	AUM ($bn)
1	Fidelity Investments	1,008
2	Deutsche Asset Mgmt	749
3	Vanguard Group	606
4	JP Morgan Fleming	605
5	Merrill Lynch	529
6	Alliance Capital	455
7	Citigroup Asset Mgmt	417
8	Morgan Stanley	416
9	UBS Global Asset Mgmt	400
10	Prudential Financial	388
11	Capital Research	367
12	Northern Trust Global	330
13	Zurich Scudder	328
14	Putnam Investors	315
15	AIG Global	313
16	Wellington	307
17	Goldman Sachs	306
18	Credit Suisse Asset Mgmt	304
19	TIAA-CREF	274
20	Franklin Templeton	266

Source: Pension & Investments

[1] Excludes primarily passive managers

Guaranteed Products business mix

- Spread Business:
  - Represents majority of P&L and capital usage
  - Consists largely of group annuity purchases for Defined Benefit plans, GICs, and Funding Agreements
  - Total liabilities of $18.7 billion as of 9/30/02
- Fee Business:
  - Consists of wrap and separate account activities
  - Proprietary ratio exceeds 85%
  - Total liabilities of $19.9 billion as of 9/30/02

Guaranteed Products business overview

- One of the largest insurance company managers of traditional spread products
- Current block of annuity and GIC business is stable
- Expect to launch FANIP program within next quarter
- Substantial balance sheet capacity for new spread business upon upgrade to AA
- Leverages Prudential's deep strength in private placements and other fixed income categories

Investment Division strategic priorities

- Transform and turn around Private Client Group
- Expand distribution through third party channels
- Continue to build commercial momentum in asset management
- Actively manage headcount and expenses

Investor Day

December 4, 2002

Prudential Financial

Financial Advisory

Michael J. Rice

President
Private Client Group

Prudential Financial

Financial Advisory segment


Financial Advisory Segment
Private Client Group (PCG)
Equity Securities Sales and Trading

Financial performance (1)

($ millions)	Year Ended December 31 2000	Year Ended December 31 2001	Nine Months Ended September 30 2001	Nine Months Ended September 30 2002
Revenues	$ 3,233	$ 2,622	$ 1,989	$ 1,805
Benefits and expenses	2,875	2,764	2,094	1,826
Adjusted operating income	$ 358	($ 142)	($105)	($21)
Pre-tax operating margin	11.1%	(5.4%)	(5.3%)	(1.2%)
Contribution to overall adjusted operating income of Financial Services Businesses	20.7%	N.M	N.M.	N.M.

(1) Adjusted operating income basis

PCG earnings model

Number of FAs X **Assets per FA** X **Revenue Yield**

Plus

Lending Revenue & Fees

=

Revenue

Less

Expense Structure

=

Pre Tax Income

Retail FA headcount by production level

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure



Less Than $100,000
Greater Than $100,000
5,906
1,799
4,107
5,383
1,381
4,002
4,390
621
3,769
Dec-00
Dec-01
Sep-02 YTD
'02 vs. '00
% Change
-26%
-65%
-8%

Assets per FA

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure



$46
$45
$43
$272
$251
$209
Dec-00
Dec-01
Sep-02 YTD
Assets Per FA
$ Millions
Client Assets
$ Billions

- Total assets declined 17% in first nine months of 2002 vs. 29% for S&P Index
- Assets per Financial Advisor decreased 4%

PCG target clients

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure

As of September 2002



<$100K of Assets with PCG
$100K+ of Assets with PCG
72%
28%
8%
92%
$644K Per HH
14%
86%
Client Households
Client Assets ($194K Per HH)
Commission Revenue

- Households with greater than $100,000 with PCG represent 92% of client assets and 86% of production revenue
- Increased focus on affluent clients will lead to improved productivity and cost efficiency
- National Client Center provides a more efficient service platform for less affluent clients

FA style of business

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure


Transactional
Mix
Fee-Based
38%
14%
48%
23%
22%
55%
19%
24%
57%
2000
2001
Sep-02 YTD

- Through training, education and promotion of fee-based programs, FAs are adopting a consultative style of business
- Fee-based advisors (50%+ revenue in recurring fee-based products) have grown to more than 50% of our FAs
- Client assets of fee-based advisors' are more than twice the client assets of transactional FAs

Revenue yields

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure



1.30%
1.08%
0.86%
0.64%
0.42%
0.20%
2000
2001
Sep-02 YTD
Transactional
Mutual Funds & Wrap

- Mutual fund & wrap yields are 20-30 basis points higher than transactional
- Fee-based products provide more consistent revenue and earnings
- Since September 2001, transactional revenues have declined 11% vs. 6% in mutual funds and wrap

Excludes Retail Debt Capital Markets, Consumer Banking, Equity Security sales & trading

Revenue per retail FA

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure



$ Thousands
86%
89%
99%
$412
$346
$378
2000
2001
Sep-02 YTD
Productivity per FA
% of Peer Group*

2002 improvement in productivity per FA:

- Reduction in lower producing FAs
- Increase in account & service fee revenue

*McLagan Partners Survey of "Four Member Firms": ML, MS, PSI, PW

Revenue mix as a percent of total

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure



Transaction
Net Interest and Other
Recurring
57%
13%
30%
52%
15%
33%
50%
13%
37%
2000
2001
Sep-02 YTD

Excludes Consumer Banking and Equity Security sales & trading

- Higher recurring revenue percent due to continued focus on fee-based business and lower transaction volumes
- Lower Net Interest primarily driven by a decrease in margin debit balances

Account service fee revenue

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	Expense Structure


$180
$160
$140
$120
$100
$80
$60
$ Millions
$122
$118
$155
2000
2001
Sep-02 YTD Annualized

- Revised pricing policy for account and service fees effective January 1, 2002
- Changes brought pricing to competitive levels

Excludes Retail Debt Capital Markets, Consumer Banking, Equity Security sales & trading

Expense reduction initiatives

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	**Expense Structure**

PCG Fixed General & Administrative Expenses*

	Sep-01 YTD	Sep-02 YTD	
Direct	$532	$432	-19%
Indirect	$279	$238	-15%
Total G&A	$811	$670	-17%

* Excludes Consumer Banking and Rightsizing & Restructuring Costs

- 27% reduction in Firm non-sales staff from 2000
- Closure and consolidation of branch offices, 16% reduction from 2000
- Reductions in trade processing & systems development costs
- Other operating efficiencies (e.g. market data services, sales promotion)

PCG expenses as a % of total revenue

Number of FAs	Assets Per FA	Revenue Yield	Account Fee Structure	**Expense Structure**



60%
40%
20%
0%
2000
2001
Sep-02 YTD
Employee Comp. & Benefits
Recruiting
Non-Compensation

- Employee comp & benefits, excluding recruiting, remain stable in proportion to revenue
- Non-compensation ratio will improve through efficiency enhancement initiatives
- Recruiting cost ratio will improve through lower attrition

Private Client Group summary

- Investor focused strategy
- Target clients are the affluent and wealthy
- Decrease in number of FAs primarily driven by low producer attrition
- Deferred compensation plan continues to lower attrition of higher producing FAs
- Fee-based solutions drive objectivity, revenue consistency, and higher return on assets
- Transformation and cost reductions drive margin improvements

Investor Day

December 4, 2002

Prudential Financial

Investment Management

Bernard Winograd

President
Prudential Investment Management

Prudential Financial

Financial performance (1)

($ millions)	Year Ended December 31		Nine Months Ended September 30	
	2000	2001	2001	2002
Revenues	$ 1,467	$ 1,357	$ 1,022	$926
Benefits and expenses	1,262	1,216	900	814
Adjusted operating income	$ 205	$ 141	$ 122	$ 112
Pre-tax operating margin	14.0%	10.4%	11.9%	12.1%
Return on required equity (2)				15.6%
Contribution to overall adjusted operating income of Financial Services Businesses	11.9%	11.0%	11.0%	7.8%

(1) Adjusted operating income basis

(2) After-tax equivalent

Prudential Investment Management asset flows 1/1/2000 - 9/30/2002

($ billions)	
1/1/2000 AUM	$ 313.2
Depreciation	(21.6)
Net Flows	(9.4)
Investment Unit Sale	(5.6)
9/30/2002 AUM	276.6

Prudential Investment Management

Proprietary Assets Under Management by Asset Class $277 Billion

As of 9/30/02


20%
12%
7%
4%
57%

Revenues by Asset Class


26%
13%
30%
13%
18%

Public Equity | Public Fixed Income | Real Estate | Commercial Mortgages | Private Fixed Income

Prudential Investment Management

Proprietary Assets Under Management by Client $277 Billion


43%
28%
29%

As of 9/30/02

Revenues by Client


29%
26%
45%

General Account | Retail | Institutional

We have built commercial momentum

Revenue for nine months ended September 30, 2002



Total Revenue
29%
71%
Public Equity
5%
95%
Public Fixed Income
37%
63%
Private Fixed Income
59%
41%
Real Estate
15%
85%
0%
20%
40%
60%
80%
100%
General Account
Retail & Institutional

Strong market position in each major asset class

Public Markets		Private Markets		
Public Equity	Public Fixed Income	Private Fixed Income	Commercial Mortgages	Real Estate
Top 20	Top 10	No. 1	Top 10	Top 10

Commercialize by exploiting our competencies

Real Estate
1997

Commercial Mortgages
1998

Public Fixed Income
1999

Public Equity
2000

Private Fixed Income
2000

Public Equity

- **Activity: Managed by Jennison**

Selected Capabilities

Jennison

Prudential Equity Management

- Founded in 1969; acquired by Prudential in 1985
- Strong long-term investment performance
- Traditionally focused on institutional market
- Increasing emphasis on retail channels
  - Multiple mutual fund subadvisory relationships
  - Primary subadvisor for Harbor Funds

Public Equity

- Unified active equity platform
- Top twenty active equity manager
- Focus on highly scaleable products
- Unified philosophy and process

Public Fixed Income

- In 1999 we merged three units into one


Retail
Institutional
General Account
Common Platform

Public Fixed Income

- Single large-scale investment unit
- Managed as a commercially viable business
- Unified institutional philosophy and process
- Integrated trading and research teams
- Growing presence in institutional market

Real Estate

Institutional Platform

Prudential as coinvestor

Proprietary Platform

Project Transformation 1997 - 1999

Real Estate

- $12 billion AUM as of 9/30/02
- Industry leader
- Capabilities across the risk/return/liquidity continuum
- Global reach - U.S., Europe, Asia
- Higher proportionate impact on revenues and earnings

Commercial Mortgages

- **Prudently build our presence in the CMBS marketplace**
- **Develop servicing capabilities as a competitive advantage**

Origination Capabilities

Proprietary Portfolio
- $17 billion AUM and servicing portfolio

Institutional Accounts
- $2 billion AUM and servicing portfolio

Capital Markets
- Six securitizations totaling $2.9 billion (since 1/1/00)
- $15 billion servicing portfolio

Private Fixed Income

- $33 billion AUM as of 9/30/02
- Long heritage and leading position in originations
- Capabilities across industry and credit spectrum
- Commercialize capabilities
  - Unique private placement commingled fund (PRIVEST)
  - Mezzanine fund
  - Broaden third party investor base

Prudential has distinctive competitive attributes in Investment Management

- **Substantial scale across multiple capabilities**
- **Diversified client base**
- **Strong market position in each asset category, weighted towards fixed income and real estate**

Investor Day

December 4, 2002

Prudential Financial

International Insurance & Investments Division

Rodger Lawson

Vice Chairman
International Insurance and Investments Division

Prudential Financial

Adjusted operating income



AOI for the nine months ended September 30,
($ millions)
350
300
250
200
150
100
50
0
-50
-100
$254
$270
$185
$307
($41)
($21)
2001
2002
International Insurance excl. Gibraltar Life
International Insurance - Gibraltar Life (1)
International Securities & Investments

(1) 2001 period reflects Gibraltar Life results from April 1 to August 31

Contribution to overall AOI of Financial Services Businesses, 39%.

Key elements of International strategy

- Focus on limited number of attractive countries
- Develop business platforms based on life insurance or investment management or both, according to perceived country opportunity
- Pursue opportunistic acquisitions; e.g., Gibraltar
- Focus on distribution/client intensive business models
- Develop in-country brand

Focus on limited number of countries

- Economies with current and future economic scale
- Underserved markets for the Life Planner model
- Growing demand for wealth management for investment management activity
- Potential for business scale

Established operations in Tier 1 countries

	Life Planner	Traditional Insurance	Investment Management
Japan	■	■	■
Korea	■		■
Taiwan	■		■
Mexico			■
Germany			■
Italy	■		■
UK			■

Developing operations in Tier 2 countries

	Life Planner	Traditional Insurance	Investment Management
China			■
Argentina	■		
Brazil	■		
Philippines	■		
Poland	■		
Switzerland			■

Where we are today - summary

- Insurance/investment operations in 13 countries
- Leadership positions in life planning in Japan, Korea and Taiwan
- Asset management platforms in Japan, Korea and Taiwan
- Profitability dominated by Japan and Korea

Life Planner model strategy and plans

Maintain current discipline

- Organic expansion
- Continued growth in Life Planners
- Maintenance of retention, productivity and client policy persistency levels
- Focus on major growth markets (Japan, Korea and Taiwan)

Gibraltar model strategy and plans

Stabilize Life Advisor force and then build

Explore additional acquisition opportunities, particularly in Japan and Korea

- Grow Gibraltar field force from late 2003; improve Life Advisor retention and productivity
- Expand Gibraltar Affinity Group coverage
- Leverage Prudential in-country asset management capabilities
- Utilize all relevant operational and administrative scale opportunities

International Investments strategy and plans

Continued expansion in key countries

- Manage in-country Prudential Insurance portfolios in Japan, Korea and Taiwan; money managed in-country and through PIM
- Develop institutional business in Japan
- Develop hybrid products across the insurance and investment business; e.g., annuities in Japan.
- Develop alternative distribution; e.g., Gibraltar Affinity groups, Bank Assurance in Italy
- Expand private client banking activities in UK and Switzerland

Investor Day

December 4, 2002

Prudential Financial

International Insurance

James Spackman

President & CEO
International Insurance

Prudential Financial

Financial performance (1)

($ millions)	Year Ended December 31		Nine Months Ended September 30	
	2000	2001	2001	2002
Revenues	$ 1,920	$ 4,146	$ 2,860	$3,784
Benefits and expenses	1,624	3,535	2,421	3,207
Adjusted operating income	$ 296	$ 611	$ 439	$ 577
Pre-tax operating margin	15.4%	14.7%	15.3%	15.2%
Return on required equity (2)				21.3%
Contribution to overall adjusted operating income of Financial Services Businesses	17.1%	47.6%	39.7%	40.2%

(1) Adjusted operating income basis

(2) After-tax equivalent

International Insurance strategy

- **We provide:**
  - **Protection life insurance**
  - **Highly-trained, professional Life Planners**
  - **Needs based sales approach**
  - **"Missionary Zeal"**
- **Affluent customers**
- **Under-served markets**
- **Disciplined implementation**

International Insurance strategy

- Generates:
  - High Life Planner productivity,
  - High Life Planner retention,
  - High customer satisfaction and policy persistency,
  - Strong, steady growth and
  - Excellent profitability

International Insurance strategy

With the acquisition of Gibraltar Life, we have expanded our strategy to include:

- Broad middle market customer in Japan
- Large contingent of Life Advisors
- Relationship with affinity groups / "associations"

Prudential of Japan

Key Drivers	3Q02 YTD	Japan Industry average (1)	U.S. Industry average (2)
Productivity (policies/LP/month)	6.1	2.7	2.5
Average premium per policy	$ 2,052	$ 1,137	$ 1,406
Persistency (13 month)	95%	84%	91%
(25 month)	88%	76%	85%
Life Planner retention (1 year)	92%	39%	70%
(2 years)	82%	19%	30%

(1) Source: Average Premium-Statistics of Life Insurance Business in Japan (FY01). All other FY00 industry data.

(2) Source: Latest LIMRA data available.

Successful execution of the LP model
"Pru of Korea Story"

- #1 in customer satisfaction
- #1 in operational efficiency
- Financially strongest company in Korea

	1999	2000	2001	3Q02 YTD
13th month persistency	86%	92%	92%	95%
25th month persistency	71%	82%	87%	86%
12th month LP retention	84%	89%	90%	91%
24th month LP retention	70%	68%	81%	84%
Productivity (policies/LP/month)	10.2	10.9	12.2	9.7
Life Planners	613	840	1,187	1,373

International Insurance Growth

CAGR
Nine Months 1998 - Nine Months 2002


Number of Life Planners
+18%
4,353
2,214
Number of Policies in Force (000)
+23%
1,654
730
New Annualized Premiums
+20%(1)
$371 mm
$178 mm
Adjusted Operating Income
+26%(1)
$270 mm
$106 mm

(excludes Gibraltar Life)

(1) GAAP Exchange rate basis – translated based on applicable average exchange rate for period

International Insurance – Life Planners


1,603
1,908
2,332
2,884
3,495
4,104
4,600
1996
1997
1998
1999
2000
2001
2002F
Japan
Korea
Taiwan
All others

International Insurance annualized new business premiums

Constant exchange rate basis (1)



US $ millions
700
600
500
400
300
200
100
-
$ 288
$ 370
$ 452
$ 692
$ 494
$ 556
1998
1999
2000
2001
Sep-01 YTD
Sep-02 YTD
All others
Korea
Japan (2)

(1) Based on average exchange rates for the year ended December 31, 2001.

(2) Includes Gibraltar in 2001, 2002.

Gibraltar Life snapshot

As of August 31, 2002 [(1)]

# of Life Advisors	5,233
Productivity (Policies/LP/Month)	2.9
Annualized new business premiums (US$ millions, YTD)	$ 170
# of individual policies (000's)	4,602
Life insurance in-force (US$ billions)	$ 212

(1) Gibraltar is reported on a one month lag

Gibraltar Life progress report

- Increased new business
  - Association relationships maintained
  - Agency force rationalized; productivity up
- Agent compensation more variable
- Increased operations and systems efficiency
- “Shock Lapse” experience substantially complete

International Insurance future expansion

- Growth of current operations
  - Life Planner model
  - Head start on competitors
- Highly selective new country expansion
- Opportunistic acquisitions
  - Build scale
  - New countries
  - Different distribution models

International Insurance summary

Successful integration of Gibraltar Life

High return

Continued growth and performance

Investor Day

December 4, 2002

Prudential Financial

General Account

Ron Joelson

Senior Vice President
Asset Liability & Risk Management

Prudential Financial

Financial Services Businesses portfolio summary

September 30, 2002 ($ millions)

	TOTAL	Japanese Insurance Operations	Excl. Japanese Insurance Operations
Fixed maturities:			
Available for sale, at fair value	$ 76,775	$ 25,589	$ 51,186
Held to maturity, at amortized cost	2,373	2,373	0
Trading account assets, at fair value	138	99	39
Equity securities, at fair value	1,696	1,038	658
Commercial loans	12,000	3,519	8,481
Other long-term investments	3,851	1,061	2,790
Policy loans, at outstanding balance	3,036	672	2,364
Short-term investments	2,082	3	2,079
Subtotal	101,951	34,354	67,597
Invested assets of other entities and operations (1)	16,416	0	16,416
Total	**$ 118,367**	**$ 34,354**	**$ 84,013**
Investment income	$ 3,759	$ 463	$ 3,296
Investment yield	4.90%	1.90%	6.30%

(1) Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Financial Services Businesses Portfolio – Fixed Maturities

September 30, 2002 ($ millions)

	Estimated Fair Value	Percentage of Total Fixed Maturities
Public Fixed Maturities:		
Investment grade	$ 59,506	75.2%
Non-investment grade	2,607	3.3%
Total	**$ 62,113**	**78.5%**
Private Fixed Maturities:		
Investment grade	$ 13,824	17.4%
Non-investment grade	3,218	4.1%
Total	**$ 17,042**	**21.5%**
Overall Fixed Maturities Portfolio:		
Investment grade	$ 73,330	92.6%
Non-investment grade	5,825	7.4%
Total	**$ 79,155**	**100.0%**

Financial Services Businesses portfolio - Fixed Maturities

	September 30, 2002 ($ millions)
Included in fixed maturities[1]:	
Collateralized debt obligations	$91
Mortgage-backed securities	$4,870

- Limited exposure to CDOs; about 10% represent equity tranches
- Nearly 96% of mortgage-backed securities are publicly traded agency pass through securities, remaining 4% are CMOs and non-agency.

(1) At fair value

Prudential's portfolio yield versus its peers

Company	Reported yield 9/30/02 YTD
Prudential Financial	6.30% (1)
MetLife	7.20 (2)
John Hancock	6.29 (3)
Principal Financial	6.90
The Hartford	6.10 (4)
UnumProvident	7.86 (5)

(1) Financial Services Businesses, excluding Japanese insurance operations.
(2) Met Life excludes security lending investments in calculating portfolio yield and includes prepayment premiums on fixed maturities in net investment income.
(3) Hancock includes unrealized gains or loss (GAAP) in its yield calculation asset base.
(4) Life segment.
(5) Reflects asset duration of 7.9 years.

- **Different methodologies for calculating reported yields and asset mix variations make comparisons difficult**

Percentage of invested assets, excluding policyholder loans

September 30, 2002

	Below Investment Grade Debt	Equity, Real Estate & Debt [1]
Prudential (consolidated)	**7.2%**	**12.3%**
MetLife	**6.0%**	**12.7%**
John Hancock Financial	**7.9**	**13.2**
Principal Financial	**5.2**	**10.0**
UnumProvident	**9.1**	**10.0**
Hartford Life	**5.9**	**9.4**
Peer Average	**6.8%**	**11.1%**

(1) Includes unaffiliated equity, below investment grade debt, real estate and other long-term investments such as JVs and LPs.

- **Prudential's overall risk exposure is broadly consistent with peers**
- **Like Hancock, we emphasize our private market credit skills**
- **Met Life uses real estate markets to a greater extent**

Public market default rates vs. Prudential fixed income experience


Annual Default Rates, 1990 – 9/30/02 YTD
Moody's default rate
Pru impairments
Percent
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1400
1200
1000
800
600
400
200
0
($ millions)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
YTD 2002

Note: Impairments include Prudential public and private bond experience since 1990. Prudential impairments for 2001 and 2002 include credit-related realized losses. For 2002, the total impairments and credit-related losses are through September 30, 2002. The Moody's Default Rate of 2002 is an estimated YTD (9-month, not annualized) default rate based on quarterly Moody's default data.

- **Credit Losses and impairment trends continue in 2002**
- **Prudential's loss exposure trends are similar to market default trend**

Industry/Sector distribution by market value

% of Fixed Maturities as of September 30, 2002

	Prudential [(1)]	Lehman Index	Over/ Under
Basic Industry	7.3%	4.6%	2.7%
Capital Goods	8.6	4.1	4.5
Communications	7.9	11.3	-3.3
Consumer Cyclical	9.4	9.0	0.4
Consumer Non-Cyclical	16.6	8.6	8.0
Energy	8.9	4.9	4.0
Technology	2.2	1.9	0.3
Transportation	4.0	3.0	1.1
Other Industrial	2.5	0.6	1.9
Utility	11.3	8.7	2.6
Finance	16.4	29.8	-13.4
Non-Corporate	4.8	13.4	-8.6
Total	100.0%	100.0%	0.0%

(1) Excludes locally managed international holdings.

- Sales of Telecom have resulted in communications underweight
- Underweighting in Finance reflects concern about companies financing risky consumer loans

Investor Day

December 4, 2002

Prudential Financial

Financial Outlook

Rich Carbone

Chief Financial Officer

Prudential Financial

Financial services businesses adjusted operating income

Nine months ended September 30, 2002 ($ millions)	
Pretax adjusted operating income	$ 1,437
Income taxes (34.5% rate)	496
After-tax adjusted operating income	941
Direct equity adjustment	30
	$ 971
Number of diluted shares (millions)	582
Earnings per share	$1.67

Financial services businesses full year 2002 earnings guidance

Earnings per share	
(adjusted operating income)	approximately **$2.10**

- Assumed no further change in S&P 500 from November 6, 2002
- Continued impact of previous market decline in fourth quarter
- Costs associated with additional expense saves

Financial services businesses "baseline" adjusted operating income

Nine months ended September 30, 2002 ($ millions)

	(Pretax $ millions)	
Reported earnings per share		**$ 1.67**
DAC unlocking - Life	**$ 31**	**.04**
DAC unlocking - Annuities	**137**	**.15**
Property & Casualty stop loss, "excess profits"	**(57)**	**(.06)**
Mortgage prepayment income	**(30)**	**(.03)**
		.10
Baseline –nine months ended 9/30/02		**1.77**
Earnings guidance – fourth quarter 2002		**$ 0.43**
Annual "baseline" earnings per share		**$2.20**

Considerations for 2003

- Pension credit reduced $120 - $140 million from 2002 level
- Additional expense reductions realized, $150 - $200 million versus 2002 base
- Assumed continuation of share repurchase program
- Continued 34.5% tax rate
- Assumed 8% annual equity market appreciation

Financial services businesses full year 2003 earnings guidance

2002 "Baseline" EPS	$2.20
+ Expense reductions realized + Assumed equity market appreciation, 8% annual rate + Continued International growth + Continued share repurchases + Financial Advisory segment reaches profitability	- Expense reduction program implementation costs - Reduced pension credit - Lower interest rates and spreads - Foreign currency translation - Expensing of stock options

Investor Day

December 4, 2002

Prudential Financial